UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2013

OCZ TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34650	04-3651093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6373 San Ignacio Avenue

San Jose, California 95119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 733-8400

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 7, 2013, OCZ Technology Group, Inc.’s financial printer erroneously filed a draft of a Form 10-Q for the period ended August 31, 2013 with the Securities and Exchange Commission. The filing was not authorized by OCZ and investors should not rely on the information in the Form 10-Q for the period ending August 31, 2013. Much of the information in the document that was filed is not accurate and the document omits material information that is required to be included in a Form 10-Q. After the audit committee of the board of directors approves our second quarter of fiscal year 2014 Form 10-Q, we will file an amended 10-Q.

Item 9.01	Financial Statements and Exhibits.

A list of exhibits filed herewith is contained on the Exhibit Index which immediately follows the signature page of this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCZ TECHNOLOGY GROUP, INC.

By:	/s/ Rafael Torres
Rafael Torres
Chief Financial Officer

Date: October 7, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by OCZ Technology Group, Inc. on October 7, 2013 - OCZ Technology Group, Inc. Reports That its Second Quarter Form 10-Q Was Filed in Error By its Financial Printer.